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            SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C. 20549

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                         FORM 8-K

                      CURRENT REPORT


          PURSUANT TO SECTION 13 OR 15(d) OF THE
              SECURITIES EXCHANGE ACT OF 1934

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             Date Of Report -- March 24, 1994


                     UNC INCORPORATED
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    (Exact Name of Registrant as Specified in Charter)



   DELAWARE           1-7795          54-1078297
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 (State of         (Commission      (IRS Employer
Incorporation)     File Number)  Identification Number)


175 ADMIRAL COCHRANE DRIVE, ANNAPOLIS, MARYLAND
21401-7394

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         (Address of Principal Executive Offices)


            (410) 266-7333

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   (Registrant's Telephone Number, Including Area Code)

           NOT APPLICABLE

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                     (Former Address)

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Item 4.   Change in Registrant's Certifying Accountants

     On March 21, 1994, the Audit Committee of the Board of Directors of UNC Incorporated (the "Company") recommended to the Board of Directors that the firm of Coopers & Lybrand be appointed to succeed the firm of KPMG Peat Marwick as the Company's independent accountants. On that date the Board of Directors approved the appointment of the firm of Coopers &
Lybrand as the Company's independent accountants, subject to ratification by the shareholders at the annual meeting of shareholders to be held on April 29, 1994.

     During the two most recent fiscal years, and the period December 31, 1993, to the date of their appointment, the Company has not consulted Coopers &
Lybrand regarding the application of accounting principles to a specific transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company's financial statements, or a reportable event as defined in Item 304 (a)(1)(v) of Regulation S-K.


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                                UNC INCORPORATED


                                S I G N A T U R E


Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     UNC INCORPORATED



                           By: /s/Robert L. Pevenstein
                               ------------------------
                               Robert L. Pevenstein
                               Senior Vice President and
                                 Chief Financial Officer




Date:    March 24, 1994